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               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549
                          ____________


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 1, 1997

                    SAFEGUARD SCIENTIFICS, INC.
      ----------------------------------------------------
     (Exact Name of Registrant as Specified in its Charter)


PENNSYLVANIA                1-5620                23-1609753
--------------------------------------------------------------------
(State or other jurisdiction  (Commission    (I.R.S. Employer
  of incorporation)           File Number)    Identification No.)


800 The Safeguard Building  435 Devon Park Drive, Wayne, PA   19087
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (610) 293-0600


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ITEM 5.   Other Events.

          On October 1, 1997, Safeguard Scientifics, Inc. announced by a press release that it had sold its Pioneer Metal Finishing Division to the current management group at Pioneer. The total purchase price is $37 million in cash, subordinated notes, and
assumed obligations.    The press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.   Financial Statements and Exhibits

     (a)  Financial Statements.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits

          99.1 Press Release of Safeguard Scientifics, Inc. dated
               October 1, 1997.


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                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:    October 9, 1997          SAFEGUARD SCIENTIFICS, INC.



                                   By: /s/James A. Ounsworth
                                       ----------------------
                                        James A. Ounsworth,
                                        Sr. Vice President
                                        and General Counsel



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                          EXHIBIT INDEX



      DOCUMENT

99.1  Press Release of Safeguard Scientifics, Inc. dated
      October 1, 1997



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